UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 8, 2008
MATRIXX INITIATIVES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

8515 E. Anderson Drive, Scottsdale, AZ	85255

(Address of Principal Executive Offices)	(Zip Code)
(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)
NONE

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-99.1

Item 2.02. Results of Operations and Financial Condition
On May 12, 2008, Matrixx Initiatives, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended March 31, 2008. A copy of the press release is attached to this Report as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 8, 2008, the Compensation Committee of the Board of Directors of Matrixx Initiatives, Inc. (“ Company “) approved for the fiscal year beginning April 1, 2008 the following annual base salaries for the Company’s principal executive officer, principal financial officer and the other two of the Company’s “named executive officers” included in the Company’s proxy statement relating to its May 15, 2007 annual meeting of shareholders (the “ Named Executive Officers “):

Name	Position	Base Salary
Carl J. Johnson	Chief Executive Officer, President	$525,000

William J. Hemelt	Chief Financial Officer,	$270,800
	Executive Vice-President of Operations,
	Treasurer

Timothy L. Clarot	Vice President-Research and Development	$232,400

James A. Marini	Vice President-Sales	$230,000
     Also, on May 8, 2008, the Compensation Committee approved the following grants of restricted stock to the Named Executive Officers:

Name	Number of Restricted Shares (1)
Mr. Johnson	36,791
Mr. Hemelt	18,977
Mr. Clarot	16,286
Mr. Marini	16,118

(1)	The restricted shares were granted pursuant to the Company’s standard form of Restricted Stock Award Agreement, which provides for vesting according to the following schedule: one-third on the first anniversary of the date of grant; one-third on the second anniversary of the date of grant; and one-third on the third anniversary of the date of grant. All restricted shares that remain unvested upon the Named Executive Officer’s termination of employment (for any reason other than death or disability) shall be forfeited to the Company. The value of each of the restricted stock awards equates to one time each of the Named Executive Officer’s Base Salary divided by the closing price of the Company’s common stock on the date of grant.
     Lastly, on May 8, 2008, the Compensation Committee approved a cash bonus plan for the fiscal year ended March 31, 2009 (the “ 2009 Plan “). The 2009 Plan is based on the

Company’s achievement of specified revenue and earnings levels for fiscal year 2009. The 2009 Plan cash incentive award opportunities (expressed as a percentage of the Named Executive Officer’s Base Salary, indicated above) are as follows:

Name	2009 Plan Award Opportunity
Carl J. Johnson	Less Than Plan (0%) Plan (50%) Maximum (100%)
William J. Hemelt	Less Than Plan (0%) Plan (40%) Maximum (80%)
Timothy L. Clarot	Less Than Plan (0%) Plan (30%) Maximum (60%)
James A. Marini	Less Than Plan (0%) Plan (30%) Maximum (60%)
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1 Form of Restricted Stock Award Agreement (Time Vesting)
99.1 Press Release of Matrixx Initiatives, Inc. dated May 12, 2008 entitled “Matrixx Initiatives, Inc. Announces Fiscal 2008 Revenue of $101 Million and Net Income Growth of 59% to $10.4 Million, or $1.04 Earnings Per Share versus $0.66 in the Prior Year”

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Executive Vice President, Chief Financial Officer

Date: May 12, 2008